Common Stock (FY)	12 Months Ended
Dec. 31, 2020
Common Stock [Abstract]
Common Stock
11. Common Stock
The Certificate of Incorporation, as amended as of December 31, 2017 (the “Certificate of Incorporation”), authorizes the Company to issue 98,960,064 shares of $ 0.0001 par value of Common Stock. Holders of Common Stock are entitled to dividends, as and when, declared by the Board of Directors, subject to the rights of the holders of all classes of stock outstanding having priority rights as to dividends. There have been no dividends declared to date. The holders of the Common Stock are entitled to one vote for each share of Common Stock; provided that, except as otherwise required by law, holders of Common Stock (in such capacity) shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation.
In March 2020, the Company sold 9,162,976 post-split shares of common stock at $3.27 per share for an aggregate purchase price of $30,000,024. The proceeds are available for working capital and other corporate purposes.
Related Party Stock Repurchase
On July 21, 2020, the Company’s Board of Directors approved a share repurchase of 9,896,666 shares of common stock for an aggregate price of $0 from a founder of the Company. The repurchase of these shares is recorded as treasury stock on the Company’s consolidated balance sheets as of December 31, 2020 and is intended to be added to the overall pool of stock available to be utilized for future option/stock award issuances to other employees of the organization.